CLASS A PROXY
                        CABLEVISION SYSTEMS CORPORATION

                      SOLICITED BY THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS, JUNE 11, 1997

    The undersigned hereby appoints WILLIAM J. BELL, MARC A. LUSTGARTEN, BARRY
J. O'LEARY and ROBERT S. LEMLE and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of CABLEVISION SYSTEMS CORPORATION (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the Company's executive offices, One Media Crossways, Woodbury, New York 11797, on Wednesday, June 11, 1997, at 10:00 o'clock in the morning, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

    Unless otherwise specified in the spaces provided, the undersigned's vote is to cast FOR the election of the nominees for directors listed in Proposal (1) and FOR approval of Proposals (2) and (3), all as more fully described in the accompanying Proxy Statement.

    Receipt of the Notice of said annual meeting and of the Proxy Statement and Annual Report on Form 10-K of CABLEVISION SYSTEMS CORPORATION accompanying the same is hereby acknowledged.

Please mark
 your votes
     as           X
indicated in
this example

1. Election of the following nominees as Class A Directors: Charles D. Ferris, Richard  2. Proposal to authorize and approve the
   H. Hockman, Victor Oristano and Vincent Tese                                            1997 Long-Term Incentive Plan.
  (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S
   NAME IN THE SPACE PROVIDED BELOW.)
  FOR all nominees listed above             WITHHOLD AUTHORITY to vote for all          3. Proposal to ratify and approve the
  (except as marked to the contrary below)  nominees listed below                          appointment of KPMG Peat Marwick LLP, as
        / /                                 ----------------------------------             auditors for the fiscal year 1997.

                                            FOR  AGAINST  ABSTAIN
1. Election of the following nominees as C  / / / / / /
   H. Hockman, Victor Oristano and Vincent
  (INSTRUCTION: TO WITHHOLD AUTHORITY FOR
   NAME IN THE SPACE PROVIDED BELOW.)
  FOR all nominees listed above             / / / / / /
  (except as marked to the contrary below)
        / /

                                       In their discretion, the proxies are
                                       authorized to vote upon such other
                                       business as may properly come before the meeting.

                                       PLEASE DATE, SIGN AND RETURN THIS
                                       PROMPTLY IN THE ENVELOPE PROVIDED

SIGNATURE ---------------------------------- DATE ------------------------
YOUR SIGNATURE SHOULD APPEAR THE SAME AS YOUR NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR GUARDIAN, PLEASE INDICATE THE CAPACITY IN WHICH SIGNING. WHEN SIGNING AS JOINT TENANTS, ALL PARTIES TO THE JOINT TENANCY MUST SIGN. WHEN THE PROXY IS GIVEN BY A CORPORATION, IT SHOULD BE SIGNED BY AN AUTHORIZED OFFICER AND THE CORPORATE SEAL AFFIXED.